UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 7, 2005

                             ORION HEALTHCORP, INC.
                           (formerly SurgiCare, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                 001-16587                     58-1597246
  (State or Other          (Commission File              (I.R.S. Employer
  Jurisdiction of              Number)                    Identification
   Incorporation)                                             Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1    Registrant's Business and Operations

Item 1.01      Entry into a Material Definitive Agreement

               On June 7, 2005, InPhySys, Inc. (f/k/a IntegriMED, Inc.) ("IntegriMED" or the "Seller"), a wholly-owned subsidiary of Orion HealthCorp, Inc. via its Integrated Physician Solutions, Inc. ("IPS") subsidiary, executed an Asset Purchase Agreement (the "Agreement") with eClinicalWeb, LLC (the "Buyer") to sell substantially all of the assets of IntegriMED. The Agreement was deemed to be effective as of midnight on June 6, 2005.

               The property sold by the Seller to the Buyer (hereinafter collectively referred to as the "Acquired Assets") includes the machinery, equipment, supplies, materials, computers, software, software licenses, and other personal property owned by the Seller and used exclusively in the operation of IntegriMED's business, the Seller's goodwill and all of the business conducted under the name "IntegriMED" and "InPhySys," sales and customer lists, account lists, records, manuals, and telephone numbers used exclusively in the operation of IntegriMED's business, and all of the Seller's rights and interests in all contracts, open customer purchase orders, quotations or similar agreements to the extent entered into by the Seller or assigned to the Seller. Additionally, the Buyer agreed to assume and to thereafter perform and pay when due all liabilities related to the Acquired Assets but only to the extent such liabilities arise from and after the Closing Date (as defined below). The Buyer also agreed to sublease certain space from IPS that was occupied by employees of Seller as of the Closing Date.

               As consideration for the purchase of the Acquired Assets, the Buyer issued to the Seller the following: (i) a two percent (2%) ownership interest in the Buyer (the "Ownership Interest"); and
               (ii) $69,033.90, for the payoff of certain leases and purchase of certain software, via wire transfer at the closing of the transfer and delivery of all documents and instruments necessary to consummate the transactions contemplated by the Agreement (the "Closing" or the "Closing Date"), which occurred concurrently with the execution of the Agreement. In addition to the consideration list above, the Seller retained the following assets related to IntegriMED's business: (i) all cash and cash equivalents relating to IntegriMED's business as of the Closing;
               (ii) all accounts receivable relating to IntegriMED's business as of the Closing; and (iii) other assets of IntegriMED not used exclusively in IntegriMED's business.

               A copy of the Agreement is attached hereto as Exhibit 2.1.

Section 2    Financial Information

Item 2.01      Completion of Acquisition or Disposition of Assets

               The information required by this item is included in Item 1.01 and is incorporated herein by reference.

Section 8    Other Events

Item 8.01      Other Events

               On June 13, 2005, the Company issued a press release announcing that it has successfully completed the previously-announced sale of its IntegriMED subsidiary and that the Company has also accepted an offer to purchase its interests in the ambulatory surgery center and MRI facilities in Dover, Ohio. A copy of the press release is attached herein as Exhibit 99.1.

Section 9    Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

(c) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit        Description
-------        -----------
2.1            Asset Purchase Agreement, dated as of June 6, 2005, by and among
               InPhySys, Inc. (f/k/a IntegriMED, Inc.) and eClinicalWeb, LLC
99.1           Copy of press release issued by the Company on June 13, 2005.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ORION HEALTHCORP, INC.


                                            By: /s/ Stephen H. Murdock
                                                --------------------------------
                                                    Stephen H. Murdock
                                                    Chief Financial Officer


Date:    June 13, 2005

                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibits
------         -----------------------

2.1 Asset Purchase Agreement, dated as of June 6, 2005, by and among InPhySys, Inc. (f/k/a IntegriMED, Inc.) and eClinicalWeb, LLC
99.1           Copy of press release issued by the Company on June 13, 2005.